                       LETTER OF TRANSMITTAL AND CONSENT

               RELATING TO TENDER OF AND CONSENTS WITH RESPECT TO

                              U S WEST FINANCING I

         7.96% TRUST ORIGINATED PREFERRED SECURITIES-SM- ("TOPRS-SM-")

                               (CUSIP 90388D204)
--------------------------------------------------------------------------------
THE SERIES I OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON         ,         , 1998, UNLESS EXTENDED.
--------------------------------------------------------------------------------

     THE EXCHANGE AGENT FOR THE SERIES I OFFER AND THE SERIES II OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

          IF BY MAIL:                      IF BY HAND:               IF BY OVERNIGHT DELIVERY:
  First Chicago Trust Company      First Chicago Trust Company      First Chicago Trust Company
          of New York                      of New York                      of New York
      Tenders & Exchanges              Tenders & Exchanges              Tenders & Exchanges
          Suite 4660                c/o the Depository Trust                Suite 4680
         P.O. Box 2569                       Company                 14 Wall Street, 8th Floor
    Jersey City, New Jersey         55 Water Street, DTC TAD            New York, New York
          07303-2569             Vietnam Veterans Memorial Plaza               10005
                                    New York, New York 10041

                         IF BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions only)
                                 (201) 222-4720
                                       or
                                 (201) 222-4721
                         FACSIMILE CONFIRMATION NUMBER:
                                 (201) 222-4707

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THE "LETTER OF TRANSMITTAL") OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS LETTER OF TRANSMITTAL IS TO BE USED BY BOTH (1) HOLDERS OF OLD SERIES I PREFERRED SECURITIES WHO ARE TENDERING PURSUANT TO THE OFFER AND (2) HOLDERS OF OLD SERIES I PREFERRED SECURITIES WHO ARE ONLY CONSENTING TO THE PROPOSED AMENDMENTS AND NOT TENDERING THEIR SECURITIES.

    ANY HOLDER OF OLD SERIES I PREFERRED SECURITIES WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL SHOULD CONTACT BEACON HILL PARTNERS, INC., THE INFORMATION AGENT, AT (800) 787-3120 (TOLL FREE) AND FOR BANKS AND BROKERS (212) 843-8500.

------------------------

 -SM-  "Trust Originated Preferred Securities and "TOPrS" are services marks of
                                  Merrill Lynch & Co.

    THE INSTRUCTIONS PERTAINING TO THIS LETTER OF TRANSMITTAL, WHICH BEGIN ON THE FOLLOWING PAGE, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

    This Letter of Transmittal relates to the offer by U S WEST Capital Funding, Inc. ("Capital Funding") to exchange 7.96% Trust Originated Preferred Securities (the "Old Series I Preferred Securities") of U S WEST Financing I (the "Old
Series I Trust") for either (i) an equal amount of    % Trust Originated
Preferred Securities (the "New Series I Preferred Securities") of MediaOne Finance Trust I or cash (the "Series I Offer"). The Series I Offer is being made upon the terms and subject to the conditions set forth in the accompanying
Prospectus, dated May   , 1998 (as amended or supplemented and including the
documents incorporated therein by reference, the "Prospectus") and this Letter of Transmittal. Capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus.

    Unless an Agents Message is utilized, this Letter of Transmittal is to be completed for tenders of Old Series I Preferred Securities made by book-entry transfer by participants ("DTC Participants") of the Depository Trust Company ("DTC") into the account of First Chicago Trust Company of New York, as Exchange Agent (the "Exchange Agent"), at DTC pursuant to the procedures described under "Chapter 3: The Offers And Consent Solicitation--The Offers--Procedures for Tendering" in the Prospectus. Holders of Old Series I Preferred Securities who tender Old Series I Preferred Securities by book-entry transfer are referred to herein as "Book-Entry holders."

    This Letter of Transmittal is also to be completed by DTC Participants acting on behalf of beneficial owners who have elected not to tender their Old Series I Preferred Securities pursuant to the Offer but have elected to consent to the Proposed Amendments (as defined in the Prospectus) pursuant to the procedures described under "Chapter 3: The Offers And Consent Solicitation--The Consent Solicitation Procedures for Consenting" in the Prospectus.

    HOLDERS OF OLD SERIES I PREFERRED SECURITIES AS OF MAY 6, 1998 (THE "RECORD DATE") WHO VALIDLY TENDER THEIR OLD SERIES I PREFERRED SECURITIES WILL BE DEEMED TO HAVE GIVEN THEIR CONSENT WITH RESPECT TO SUCH OLD SERIES I PREFERRED SECURITIES TO THE PROPOSED AMENDMENTS.

    HOLDERS OF OLD SERIES I PREFERRED SECURITIES WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS RECORDED AFTER THE CLOSE OF BUSINESS ON THE RECORD DATE WILL HAVE THE RIGHT TO TENDER THEIR OLD SERIES I PREFERRED SECURITIES IN THE OFFER BUT WILL NOT HAVE THE RIGHT TO PROVIDE CONSENTS.

    HOLDERS OF OLD SERIES I PREFERRED SECURITIES AS OF THE RECORD DATE WILL BE PERMITTED TO PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS EVEN IF THEY DO NOT TENDER THEIR OLD SERIES I PREFERRED SECURITIES.

    THIS LETTER OF TRANSMITTAL RELATES ONLY TO THE OLD SERIES I PREFERRED SECURITIES AND MAY NOT BE USED FOR THE OLD SERIES II PREFERRED SECURITIES. COPIES OF THE LETTER OF TRANSMITTAL RELATING TO THE OLD SERIES II PREFERRED SECURITIES MAY BE OBTAINED FROM THE INFORMATION AGENT OR THE EXCHANGE AGENT AT THEIR RESPECTIVE ADDRESSES OR TELEPHONE NUMBERS SET FORTH ON PAGE 1 HEREOF.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE SERIES I OFFER

1.  GUARANTEE OF SIGNATURES.

    No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the holder(s) of the Old Series I Preferred Securities (which shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Series I Preferred Securities) tendered herewith and such holder(s) have not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal, (ii) if such Old Series I Preferred Securities are tendered for an account of an Eligible Institution (as defined below) or (iii) if this Letter of Transmittal is being signed by the holder of Old Series I Preferred Securities solely for the purpose of providing a Consent to the Proposed Amendments and not tendering any Old Series I Preferred Securities. If the tendered Old Series I Preferred Securities are registered in the name(s) of someone other than the undersigned or if certificates for New Series I Preferred Securities or checks for the cash purchase price to be issued or paid in exchange therefor are to be issued in the name of any other person, such tendered Old Series I Preferred Securities must be endorsed or accompanied by written instruments of transfer in form satisfactory to Capital Funding and duly signed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 4.

2.  DELIVERY OF LETTER OF TRANSMITTAL AND OLD SERIES I PREFERRED SECURITIES.

    This Letter of Transmittal is to be completed if (a) unless an Agent's Message (as defined in the Prospectus) is utilized, tenders of Old Series I Preferred Securities are to be made pursuant to the procedure for tender by book-entry transfer set forth under "Chapter 3: The Offers and Consent Solicitation--The Offers--Procedures for Tendering" in the Prospectus, or (b) only Consents to the Proposed Amendments are being provided (and the Old Series I Preferred Securities are not being tendered). Timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Old Series I Preferred Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly signed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Series I Expiration Date (as defined in the Prospectus).

    If the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at one of the addresses set forth herein prior to the Expiration Date, a signed letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the Old Series I Preferred Securities are registered, and stating that the tender is being made thereby and guaranteeing that within two New York Stock Exchange ("NYSE") trading days after the date of signature of such letter, telegram or facsimile transmission by the Eligible Institution, a confirmation of book-entry transfer of such Old Series I Preferred Securities into the Exchange Agent's account at DTC, will be delivered by such Eligible Institution. Unless a confirmation of book-entry transfer of such Old Series I Preferred Securities into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures, if applicable, is received, Capital Funding may, at its option, reject the tender.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Old Series I Preferred Securities will be accepted for exchange. By signing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Old Series I Preferred Securities for exchange.

3.  CONSENTS.

    HOLDERS OF OLD SERIES I PREFERRED SECURITIES AS OF THE RECORD DATE WHO TENDER THEIR SECURITIES PURSUANT TO THE OFFER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS. In addition, holders of Old Series I Preferred Securities as of the Record Date have the right to Consent to the Proposed Amendments (regardless of whether they tender their Old Series I Preferred Securities) by executing the Consent included in this Letter of Transmittal. By executing a Notice of Guaranteed Delivery, a registered holder of Old Series I Preferred Securities as of the Record Date is deemed to have tendered the Old Series I Preferred Securities described in such Notice of Guaranteed Delivery and to have given their Consent to the Proposed Amendments with respect to their Old Series I Preferred Securities so tendered. The Prospectus and related documents are being sent to all persons in whose name Old Series I Preferred Securities are registered on the books of the Trustee on May 6, 1998, which is the Record Date. Holders of Old Series I Preferred Securities who purchase or whose purchase is recorded after the Record Date and who wish to tender in the Series I Offer are not eligible to Consent to the Proposed Amendments. Any holder of Old Series I Preferred Securities as of the Record Date in the name of another holder must establish to the satisfaction of Capital Funding such holder's entitlement to give such Consent. This will ordinarily require an assignment by such registered holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 4. Any person who is the beneficial owner but not the registered holder of Old Series I Preferred Securities must arrange for the registered transfer of such Old Series I Preferred Securities prior to tendering or direct the registered holder to tender on behalf of the beneficial holder.

4.  SIGNATURES ON LETTER OF TRANSMITTAL.

    If this Letter of Transmittal or the Notice of Guaranteed Delivery is signed by the holder(s) of the Old Series I Preferred Securities tendered hereby or for which Consents are provided hereby, the signature(s) most correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Old Series I Preferred Securities tendered hereby or for which Consents are provided hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Old Series I Preferred Securities tendered hereby or for which consents are provided hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

5.  STOCK TRANSFER TAXES.

    Capital Funding will pay all stock transfer taxes, if any, applicable to the exchange of any Old Series I Preferred Securities pursuant to the Series I Offer. If, however, Series I Preferred Securities or checks representing the cash purchase price for the Old Series I Preferred Securities, if any, are to be issued in the name of any person other than the holder of Old Series I Preferred Securities tendered, or if tendered Old Series I Preferred Securities are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder or deducted from the purchase price.

6.  SPECIAL ISSUANCE INSTRUCTIONS.

    Any DTC Participant tendering Old Preferred Securities may request that Old Preferred Securities not tendered or not accepted for exchange or purchase be credited to such account at DTC as such

DTC Participant may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Old Preferred Securities not tendered or not accepted for exchange or purchase will be returned by crediting the DTC account of such DTC Participant designated above.

7.  SUBSTITUTE FORM W-9.

    Under the federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of any cash payments made and/or the fair market value of any New Series I Preferred Securities issued pursuant to the Series I Offer. In order to avoid such backup withholding, each tendering holder, and, if applicable, each other payee, is requested to provide such holder's or payee's correct taxpayer identification number, and certify that such holder or payee is not subject to such backup withholding by completing and signing the box
entitled "Substitute Form W-9" set forth on page   of this Letter of
Transmittal. In general, if a holder or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder or payee providing such number may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder or payee is requested to submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and/or how to complete the Substitute Form W-9 if the Old Series I Preferred Securities are held in more than one name and/or the New Series I Preferred Securities will be held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

8.  WAIVER OF CONDITIONS.

    The conditions of the Series I Offer may be waived by Capital Funding from time to time in accordance with, and subject to the limitations described in, the Prospectus. Capital Funding, however, may not waive the condition that requires the satisfaction of certain conditions to the Separation described in the Prospectus and the condition that as of the Series I Expiration Date there be at least 400 record or beneficial holders of at least 1,000,000 New Series I Preferred Securities to be issued in exchange for Old Series I Preferred Securities validly tendered in the Series I Offer.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES; INADEQUATE SPACE.

    Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal (or the Letter of Transmittal relating to the Old Series II Preferred Securities and the Series II Offer) may be obtained from the Information Agent or the Exchange Agent at their respective addresses or telephone numbers set forth herein.

    If the space provided herein is inadequate, the certificate numbers and/or the amounts of Old Series I Preferred Securities should be listed on a separate signed schedule attached hereto.

10. SOLICITED TENDERS.

    Capital Funding will pay to Soliciting Dealers (as defined herein) designated by the beneficial owner of the Old Series I Preferred Securities validly tendered and accepted pursuant to the Offer a solicitation fee of $0.50 per Old Series I Preferred Security exchanged for New Series I Preferred Securities and $0.375 per Old Series I Preferred Security tendered for cash (except that in the case of transactions equal to or exceeding 10,000 Old Series I Preferred Securities of either series, Capital Funding will pay $0.25 per Old Series I Preferred Security exchanged for New Series I Preferred

Securities or tendered for cash), in each case subject to certain conditions. For purposes of this Instruction 10, "Soliciting Dealer" includes (i) any broker or dealer in securities, including each Dealer Manager in its capacity as dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Series I Offer. No such fee shall be payable to a Soliciting Dealer in respect of Old Series I Preferred Securities registered in the name of such Soliciting Dealer unless such Old Series I Preferred Securities are held by such Soliciting Dealer as nominee and such Old Series I Preferred Securities are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Old Series I Preferred Securities unless this Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

    In order to receive a solicitation fee, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Series I Expiration Date. No solicitation fee shall be payable to a Soliciting Dealer in respect of Old Series I Preferred Securities (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Old Series I Preferred Securities are held by such Soliciting Dealer as nominee and such Old Series I Preferred Securities are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Old Series I Preferred Securities by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

11. LOST, STOLEN OR DESTROYED CERTIFICATES FOR OLD SERIES I PREFERRED
    SECURITIES.

    Any holder of Old Series I Preferred Securities whose certificate(s) for such securities have been lost, stolen or destroyed should contact either the Exchange Agent or the Information Agent at their respective addresses shown on the back page of this Letter of Transmittal for special instructions.

12. IRREGULARITIES.

    All questions as to the number of Old Series I Preferred Securities to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Old Series I Preferred Securities will be determined by Capital Funding, in its sole discretion, which determination shall be final and binding. Capital Funding reserves the absolute right to reject any or all tenders made pursuant to the Series I Offer determined by it not to be in appropriate form or the acceptance of or payment for any Old Series I Preferred Securities which would, in the opinion of Capital Funding's counsel, be unlawful. Capital Funding also reserves the absolute right to waive any of the conditions set forth in the Series I Offer (other than the Separation Condition and the Minimum Distribution Condition as described in the Prospectus) or any defect or irregularity in any tender with respect to any particular Old Series I Preferred Securities or any particular holder, and Capital Funding's interpretation of the terms and conditions of the Series I Offer (including these instructions) will be final and binding. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived prior to the Series I Expiration Date or such times as Capital Funding shall determine. Neither U S WEST, the Old Series I Trust, Capital Funding, the Exchange Agent, the Information Agent, the Dealer Managers nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, tendering holders of Old Series I Preferred Securities may be subject to backup withholding unless the Exchange Agent is in possession of such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9. If the holder is an individual, the TIN is his or her social security number. If the payor is not in possession of the correct TIN, payments that are made to such holder or other payee with respect thereto may be subject to 31% backup withholding. To avoid backup withholding, tendering holders are requestd to complete the Substitute Form W-9 below.

    Certain holders of Old Series I Preferred Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the holder of Old Series I Preferred Securities is requested to submit a signed Form W-8 attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of (i) the fair market value of the New Series I Preferred Securities that would be distributed to a tendering holder of Old Series I Preferred Securities or other person pursuant to the Series I Offer and (ii) any payments that would be made in respect of the Old Series I Preferred Securities. Such withholding obligation may cause the payor to sell some portion of the New Series I Preferred Securities that otherwise would have been distributed to a tendering holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 may be checked if the holder of Old Series I Preferred Securities has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Series I Preferred Securities or other payee should also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent may withhold 31% (i) of payments made with respect to Old Series I Preferred Securities prior to the time a properly certified TIN is provided to the payor and (ii) of the New Series I Preferred Securities that otherwise would be distributed to such holder. However, such amounts and/or New Series I Preferred Securities will be refunded to each such holder of Old Series I Preferred Securities if a TIN is provided to the payor within 60 days.

    The holder of Old Series I Preferred Securities should give the payor the TIN of the record owner of the Old Series I Preferred Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Series I Preferred Securities. If the Old Series I Preferred Securities are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 16 AND 17 BELOW
                PLEASE READ THE PRECEDING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Capital Funding Old Series I Preferred Securities pursuant to the offer by Capital Funding to exchange New Series I Preferred Securities or cash for the Old Series I Preferred Securities, upon the terms and subject to the conditions set forth in the Prospectus, the receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Series I Offer"). Holders of Old Series I Preferred Securities as of the Record Date who tender in the Series I Offer will be deemed to have provided their Consents to the Proposed Amendments with respect to such Old Series I Preferred Securities tendered.

    Subject to and effective upon acceptance for exchange of the Old Series I Preferred Securities tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of Capital Funding all right, title and interest in and to all the Old Series I Preferred Securities that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Old Series I Preferred Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer ownership of such Old Series I Preferred Securities on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Old Series I Preferred Securities, (b) present such Old Series I Preferred Securities for transfer on the books of the Old Series I Trust and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Series I Preferred Securities, all in accordance with the terms of the Series I Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Series I Preferred Securities tendered hereby and to acquire the New Series I Preferred Securities or cash issuable or deliverable upon the exchange of such tendered Old Series I Preferred Securities and that, when the undersigned's Old Series I Preferred Securities are accepted for exchange, Capital Funding will acquire good and unencumbered title to such tendered Old Series I Preferred Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, sign and deliver any additional documents deemed by Capital Funding to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Series I Preferred Securities or to transfer ownership of such Old Series I Preferred Securities.

    All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Series I Offer, this tender is irrevocable.

    The undersigned understands that tenders of Old Series I Preferred Securities pursuant to any one of the procedures described in "Chapter 3: The Offers and Consent Solicitation--The Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute agreements between the undersigned and Capital Funding upon the terms and subject to the conditions of the Series I Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please cause New Series I Preferred Securities or checks representing the cash purchase price to be issued in the name(s) of the undersigned (and, in the case of Old Series I Preferred Securities tendered by book-entry transfer, by credit to the account at DTC). The undersigned recognizes that Capital Funding has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Old Series I Preferred Securities from the name of the registered bolder(s) thereof if Capital Funding does not accept for exchange any of the Old Series I Preferred Securities so tendered.

PLEASE COMPLETE:

 ----------------------------------------------------------------------------------------------------

                DESCRIPTION OF OLD SERIES I PREFERRED SECURITIES TENDERED OR CONSENTED
 ----------------------------------------------------------------------------------------------------

            NAME(S) AND ADDRESS(ES) OF                  7.96% TRUST ORIGINATED PREFERRED SECURITIES
                     HOLDER(S)                          TENDERED (ATTACH ADDITIONAL SIGNED LIST IF
        (PLEASE FILL IN EXACTLY AS NAME(S)                              NECESSARY)
           APPEAR(S) ON CERTIFICATE(S).)
------------------------------------------------------------------------------------------------------
                                                         NUMBER                           NUMBER OF
                                                           OF                            SECURITIES
                                                       SECURITIES                            NOT
                                                        TENDERED                        TENDERED BUT
                                                           FOR           NUMBER OF       AS TO WHICH
                                                      NEW SERIES I      SECURITIES          ONLY
                                                        PREFERRED      TENDERED FOR     CONSENTS ARE
                                                       SECURITIES*         CASH*           GIVEN**

                                                     -------------------------------------------------

                                                     -------------------------------------------------

                                                     -------------------------------------------------

                                                     -------------------------------------------------

                                                     -------------------------------------------------

                                                     -------------------------------------------------

                                                     -------------------------------------------------

                                                     -------------------------------------------------

                                                               TOTAL
                                                          SECURITIES

------------------------------------------------------------------------------------------------------
  *  UNLESS OTHERWISE INDICATED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED THE FULL NUMBER OF OLD
     SERIES I PREFERRED SECURITIES HELD.
 **  NEED NOT BE COMPLETED BY HOLDERS WHO TENDER OLD SERIES I PREFERRED SECURITIES. A VALID TENDER BY
     HOLDERS AS OF THE RECORD DATE WILL CONSTITUTE THEIR CONSENT TO THE PROPOSED AMENDMENTS.

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMPLETE THE FOLLOWING:

           Name of Tendering Institution:
           Account No.:
           Transaction Code No.:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

/ /        CHECK HERE IF TENDERED OLD SERIES I PREFERRED SECURITIES ARE BEING
           DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE
           AGENT AND COMPLETE THE FOLLOWING:

           Name(s) of Tendering Stockholder(s):
           Date of Execution of Notice of Guaranteed Delivery:
           Name of Institution which Guaranteed Delivery:
           If delivery is by book-entry transfer:

           Name of Tendering Institution:
           Account No.:
           Transaction Code No.:

--------------------------------------------------------------------------------

                          COMPLETE ONLY IF APPLICABLE:

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

      To be completed ONLY if a DTC Participant requests that Old Series I Preferred Securities not tendered or not accepted for exchange or purchase are to be credited to an account other than the account of such DTC Participant.

  Issue to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                            (TAX IDENTIFICATION NO.)

------------------------------------------------------------

UNLESS YOU ARE AN ELIGIBLE INSTITUTION, IF YOU HAVE COMPLETED THE BOX IMMEDIATELY ABOVE, YOU MUST HAVE THE "GUARANTEE OF SIGNATURE(S)" PORTION OF THE BOX ON PAGE 12 COMPLETED BY AN ELIGIBLE INSTITUTION.

COMPLETE ONLY IF CONSENTING BUT NOT TENDERING:

--------------------------------------------------------------------------------

                                    CONSENT

      The undersigned, a registered holder of 7.96% Trust Originated Preferred Securities of U S WEST Financing I as of May 6, 1998, hereby consents or withholds consent as specified below with respect to the Proposed Amendments and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of U S WEST and Capital Funding) with respect to such consent given hereby with full power of substitution to deliver this Letter of Transmittal to U S WEST, Capital Funding, the Series I Trust and The First National Bank of Chicago, as property trustee under the Old Series I Trust and holder of the Old Series I Debt Securities.

  The Proposed Amendments would, as described more fully in the Prospectus, specifically permit U S WEST to consummate the separation without complying with a covenant contained in the Old Indenture that might otherwise require New U S WEST to assume liability for the Old Debt Guarantees.

                               CHECK ONE BOX ONLY
                  CONSENT  / /            WITHHOLD CONSENT  / /

      -------------------------- Number of Securities for which Consent is being delivered

      The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the execution of the applicable Consent Supplemental Indenture and coupled with an interest.

      The undersigned understands that the Consent delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and Capital Funding upon the terms and subject to the conditions set forth in the Prospectus and in the Letter of Transmittal.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned heirs, personal representatives, successors and assigns.

      Unless otherwise specified in the table on page 9, this Letter of Transmittal relates to all Old Series I Preferred Securities held by the undersigned. If the space provided above is inadequate, list all such information on a separate signed schedule and affix the schedule to this Letter of Transmittal.

      The terms and conditions of the Consent Solicitation set forth in the Prospectus, those terms and conditions set forth in "Chapter 3: The Offers and Consent Solicitation--The Consent Solicitation--Procedures for Consenting" are hereby incorporated herein by reference and form part of the terms and conditions of the Letter of Transmittal.

  ----------------------------------------------------------------------------

PLEASE COMPLETE:

--------------------------------------------------------------------------------

            HOLDER(S) OF OLD SERIES I PREFERRED SECURITIES SIGN HERE

  (PLEASE COMPLETE AND SIGN THE BOX ENTITLED "SUBSTITUTE FORM W-9" ON PAGE   )

      Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Series I Preferred Securities or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  X __________________________________________________________________________

  X __________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

  Dated: _____________________________________________________________________

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

                   GUARANTEE OF SIGNATURE(S) (IF APPLICABLE)

                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________

  Title: _____________________________________________________________________

  Address: ___________________________________________________________________

  Name of Firm: ______________________________________________________________

  Area Code and Telephone No.: _______________________________________________

  Dated: _____________________________________________________________________
  ----------------------------------------------------------------------------

                   TO BE COMPLETED BY ALL TENDERING HOLDERS:
                 PAYOR: FIRST CHICAGO TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             Part 1: PLEASE PROVIDE YOUR TIN          SOCIAL SECURITY
            FORM W-9              IN THE BOX AT RIGHT AND CERTIFY               NUMBER
   DEPARTMENT OF THE TREASURY     BY SIGNING AND DATING BELOW                OR EMPLOYER
    INTERNAL REVENUE SERVICE                                            IDENTIFICATION NUMBER

                                  -----------------------------------------------------------------
                                  Part 2 Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal
                                  Revenue Code because (1) you are exempt from backup withholding
  PAYER'S REQUEST FOR TAXPAYER    (2) you have not been notified that you are subject to backup
    IDENTIFICATION (TIN) AND      withholding as a result of failure to report all interest or
         CERTIFICATION            dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. / /
                                  -----------------------------------------------------------------
                                  Part 3 Awaiting TIN / / (And see next box.)
---------------------------------------------------------------------------------------------------
 CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
 TRUE, CORRECT AND COMPLETE.

 SIGNATURE ------------------------------------------------------------- DATE--------------------
---------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
          CHECKED THE BOX IN PART 3 OF THE ABOVE SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------
                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
 Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that 31% of all reportable payments made to me will be withheld until I provide a number and that if such number is provided to you within sixty (60) days, such withheld amounts will be refunded.

 Signature -------------------------------------------------------------- Date
 ---------------------
-----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFERS IS:

                           BEACON HILL PARTNERS, INC.

                                90 Broad Street
                            New York, New York 10004
                 Banks and Brokers Call Collect: (212) 843-8500

                   All Others Call Toll-Free: (800) 787-3120

    Any questions or requests for assistance or additional copies of the Prospectus or the Letters of Transmittal or for copies of the Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and location set forth above. You may also contact the Dealer Managers or your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offers.

                    THE DEALER MANAGERS FOR THE OFFERS ARE:

                              MERRILL LYNCH & CO.
                             World Financial Center
                                  North Tower
                            New York, New York 10281
                           (888) ML4-TNDR (toll-free)
                                 (888) 654-8637

                                LEHMAN BROTHERS
                            3 World Financial Center
                                200 Vesey Street
                            New York, New York 10285
                           (800) 438-3242 (toll-free)
                                 (212) 528-7581